Exhibit 10(c)(2)

AMENDMENT TO

CERTAIN DEFERRED COMPENSATION PLANS

MAINTAINED BY

XEROX CORPORATION

W I T N E S S E T H:

WHEREAS, Xerox Corporation (the “Company”) has established the following plans (the “Plans”):

Deferred Compensation Plan for Directors, 2007 Amendment and Restatement

2004 Equity Compensation Plan for Non-Employee Directors, 2007 Amendment and Restatement

1996 Non-Employee Director Stock Option Plan, 2007 Amendment and Restatement, and

WHEREAS, the Company desires to amend the Plans,

NOW, THEREFORE, each Plan is hereby amended by adding immediately after the last section thereof, the following provision:

“The Chief Executive Officer of Xerox Corporation, or her delegate, may amend the Plan as she, in her sole discretion, deems necessary or appropriate to comply with Section 409A of the Internal Revenue Code and guidance thereunder.”

The foregoing amendment is effective as of the date hereof. In all other respects the Plans shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed as of this 5th day of December, 2007.

XEROX CORPORATION

By:	/s/ P. M. Nazemetz
Vice President